UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2020

Infrastructure & Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, the Board of Directors (the “Board”) of Infrastructure and Energy Alternatives, Inc. (the “Company”), based on the recommendation of the Company’s Corporate Governance and Nominating Committee and a majority of its independent directors, elected Laurene Bielski Mahon to serve as a Class III member of the Board. Ms. Mahon will serve until the 2023 annual meeting of shareholders, or until her successor is elected and qualified or her earlier death, resignation, removal or retirement. Ms. Mahon will serve on the Audit Committee.

There are no arrangements or understandings between Ms. Mahon and any other persons pursuant to which Ms. Mahon was elected to serve as a director. The Company has determined that neither Ms. Mahon, nor any of her immediate family members, has or had, a direct or indirect material interest in any transaction in which the Company or any of the Company’s subsidiaries was or is a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K.

The Company has entered into a standard director indemnity agreement with Ms. Mahon, a form of which was filed as Exhibit 10.8 to the Company’s Amendment No. 1 to Form S-1 filed with the Securities and Exchange Commission on May 2, 2016.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release issued on November 23, 2020 regarding Ms. Mahon’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended or the Exchange Act, unless specified.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated as of November 23, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2020

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Gil Melman
	Name:	Gil Melman
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer